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                 PRODUCT INFORMATION NOTICE DATED MAY 27, 2010

FUND ADD -- HARTFORD MIDCAP VALUE HLS FUND

Effective at the close of business on July 29, 2010, the following information is added as an investment option to your Contract:

FUNDING OPTION                    INVESTMENT OBJECTIVE SUMMARY                  INVESTMENT ADVISER/SUB-ADVISER
-------------------------------------------------------------------------------------------------------------------------------
Hartford MidCap Value HLS Fund    Seeks long-term capital       HL Investment Advisors, LLC.
                                  appreciation                  Sub-advised by Wellington Management Company, LLP

REORGANIZATION

On May 4, 2010, the Board of Directors of Hartford HLS Series Fund II, Inc. approved a Form of Agreement and Plan of Reorganization that provides for the reorganization of Hartford SmallCap Value HLS Fund ("Merging Fund") into Hartford MidCap Value HLS Fund ("Acquiring Fund"). The Reorganization does not require shareholder approval. All assets of the Merging Fund will be transferred into the Acquiring Fund. Shareholders of the Merging Fund will receive shares of Acquiring Fund. The Reorganization is expected to occur on or about July 30, 2010.

Due to the reorganization, you will no longer be able to allocate new Premium Payments or make transfers to the Merging Fund Sub-Account, including program trades, on or after the close of business on July 29, 2010. As a result of the reorganization, if any of your Contract Value is currently invested in the Merging Fund Sub-Account, that Contract Value will be merged into the Acquiring Fund Sub-Account. If any portion of your future Premium Payments is allocated to the Merging Fund Sub-Account, you may redirect that allocation to another Sub-Account available under your Contract. Effective as of the close of business on or about July 30, 2010, any transaction that includes an allocation to the Merging Fund Sub-Account will automatically be allocated to the Acquiring Fund Sub-Account. Effective as of the close of business on or about July 30, 2010, unless you direct us otherwise, if you are enrolled in any DCA, DCA Plus, InvestEase(R), Asset Rebalancing Program or other administrative program that includes transfers of Contract Value or allocation to the Merging Fund Sub-Account, your enrollment will automatically be updated to reflect the Acquiring Fund Sub-Account.

    THIS PRODUCT INFORMATION NOTICE SHOULD BE RETAINED FOR FUTURE REFERENCE.

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